--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     COMMON STOCK                                              COMMON STOCK
                                     [EAGLE]
       NUMBER                                                     SHARES
      [GRAPHIC]                                                  [GRAPHIC]

                            AVECOR CARDIOVASCULAR INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                             CUSIP 053547 10 5
THIS CERTIFIES THAT





IS THE OWNER OF

              FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                        OF THE PAR VALUE OF $.01 PER SHARE, OF
                              AVECOR CARDIOVASCULAR INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR.

    WITNESS THE FACSIMILE SIGNATURES OF THE DULY AUTHORIZED OFFICERS OF THE CORPORATION.

                                                   COUNTERSIGNED AND REGISTERED
                                                   NORWEST BANK MINNESOTA, N.A.
                                                   (MINNEAPOLIS, MINNESOTA)
                                                   TRANSFER AGENT AND REGISTRAR

                                                    BY
                                                           AUTHORIZED SIGNATURE

DATED:




         /s/ Richard G. Larcan              /s/ Anthony Badolato
              SECRETARY                          CHIEF EXECUTIVE OFFICER

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS OR SERIES. THE BOARD OF DIRECTORS OF THE CORPORATION HAS THE AUTHORITY TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUCH CLASS OR SERIES. THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST MADE TO THE SECRETARY OF THE CORPORATION AND WITHOUT CHARGE A FULL STATEMENT (A) OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, INSOFAR AS THE SAME HAVE BEEN DETERMINED, AND (B) OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common        UNIF GIFT MIN ACT --......Custodian.....
                                                           (Cust)      (Minor)
TEN ENT  - as tenants by the                       under Uniform Gifts to Minors
           entireties

JT TEN   - as joint tenants with
           right of survivorship and               ACT ....................
           not as tenants in common                          (State)

         Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED _____ HEREBY SELL, ASSIGN AND TRANSFER UNTO

 PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 --------------------------------------
|                                      |
 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          SHARES
--------------------------------------------------------------------------
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
                                                                       ATTORNEY
-----------------------------------------------------------------------
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
                                       ----------------------------------------

                                       ----------------------------------------
                                       NOTICE THE SIGNATURE TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN
                                       EVERY PARTICULAR WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER

SIGNATURE GUARANTEED BY:


THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT BETWEEN AVECOR CARDIOVASCULAR INC. (THE "COMPANY") AND NORWEST BANK MINNESOTA, N.A. (THE "RIGHTS AGENT") DATED AS OF JUNE 26, 1996 (THE "RIGHTS AGREEMENT"), AND AS THE SAME MAY BE AMENDED FROM
TIME TO TIME, THE TERMS OF WHICH (INCLUDING RESTRICTIONS ON THE TRANSFER OF SUCH RIGHTS) ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY SHALL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR FROM SUCH HOLDER. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON, AN ADVERSE PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

--------------------------------------------------------------------------------